UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 6, 2014

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 321-5900

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 6, 2014, Auxilium Pharmaceuticals, Inc. (“Auxilium”) entered into Amendment No. 1 (the “Amendment”) to that certain Services Agreement between Timm Medical Technologies, Inc., an indirect, wholly-owned subsidiary of the Company (“Timm”) and Publicis Touchpoint Solutions, Inc. (“Publicis” and together with Auxilium and Timm,  the “Parties,” and each individually, a “Party”) dated December 20, 2013 (the “Services Agreement”).   Concurrently with the execution of the Amendment, the Parties entered into a statement of work under the terms of the Amendment (“SOW”).

Under the original terms of the Services Agreement and initial statement of work (the “ErecAid SOW”), Timm was required to pay Publicis fees for providing sales force support to promote Timm’s Osbon ErecAid Vacuum Therapy System® (“ErecAid”) to physicians in the United States through sales representatives employed by Publicis. The annual amounts paid by Timm pursuant to the terms of the ErecAid SOW were $2,088,029.  Under the terms of the Amendment, Auxilium became a party to the Services Agreement with the ability to issue statements of work for Auxilium’s STENDRA® product.  Publicis, in turn, will now provide sales force support similar to those provided to Timm for ErecAid.

During the term of the SOW, a portion of Publicis’ management fee will relate to the initial scale-up activities such as initial recruiting, operation set up and configuration, and training logistics for the sale of STENDRA.  In addition, Auxilium is obligated to reimburse Publicis for approved pass-through costs, which primarily include bonus, meeting and travel costs and certain administrative expenses.

A summary of certain terms of the SOW and the Services Agreement is set forth below. Capitalized terms not defined herein have the meaning as set forth in the SOW or Services Agreement, as amended by the Amendment.

Upfront, Incentive Payments and Rebates:

•                  For the term of the SOW, Auxilium will pay Publicis a maximum of $13,752,973, payable in monthly installments.

•                  Included in the monthly payments, Publicis representatives will be eligible for incentive compensation subject to an incentive compensation plan mutually agreed upon by Auxilium and Publicis.

•                  For the term of the SOW, Auxilium may be eligible to receive a rebate of up to $2,710,919 if an agreement is entered with a position 2 promotional partner with respect to the Publicis sales force.

Term of the SOW:

•                  Subject to each Party’s termination rights, the SOW will terminate on December 31, 2015.

Right to terminate the SOW and the Services Agreement:

•                  Auxilium may terminate the SOW without penalty at any time upon forty-five (45) days advance written notice.

•                  In the event that Auxilium terminates the SOW upon less than forty-five (45) days advance notice, Auxilium will be responsible for certain direct resource costs and termination costs such as sales representative salaries for the forty-five (45) day period, and non-cancelable expenses.

•                  Either Party may terminate the Services Agreement, as amended by the Amendment, as a result of the other Party’s breach or bankruptcy.

•                  In the event that Auxilium fails to make payment due under the Services Agreement, as amended by the Amendment, within thirty (30) days of the due date for such payment, Publicis may terminate the Services Agreement, as amended by the Amendment.

Recruiting, Hiring and Training:

•                  Staffing of sales representatives for the promotion of STENDRA will take place in two phases:

•                  Phase 1, which will take place from November 10, 2014, to December 31, 2015, will include up to fifty sales representatives, three district managers and one national director.

•                  Phase 2, which will take place from November 17, 2014, to December 31, 2015, will include up to fifty sales representatives and two district managers.

•                  Auxilium will train the sales representatives on all matters relating to STENDRA, other sales skills and knowledge, and compliance.

•                  Publicis will train the sales representatives on all matters relating to the computer system for customer relationship management and physician interaction tracking.

Indemnification:

•                  Auxilium agreed to indemnify and hold Publicis harmless against any and all costs and expenses, including reasonable attorney’s fees, incurred by Publicis and arising out of (i) Auxilium’s negligence or willful act or omission, (ii) manufacturing design or defect of STENDRA,  (iii) marketing materials provided to Publicis by Auxilium, (iv) intellectual property infringement claims by a third party, provided, that promotion of STENDRA was handled in compliance with the Services Agreement, as amended by the Amendment, and pursuant to direction from Auxilium, or (v) Auxilium’s breach of any of its obligations under the Services Agreement, as amended by the Amendment.

•                  Publicis agreed to indemnify and hold Auxilium harmless against any and all costs and expenses, including reasonable attorney’s fees, incurred by Auxilium and arising out of (i) Publicis’ breach of any of its obligations under the Services Agreement, as amended by the Amendment, including any failure to comply with employee compensation and any related taxes, (ii) Publicis’ negligence or willful act or omission or any work related injury, or (iii) any federal or state claims or assessment for nonpayment or late payment by Publicis of any tax or contribution based on employee compensation or other benefits, including a claim or assessment that Auxilium should have withheld any such amounts.

The foregoing is a summary description of certain terms of the Services Agreement, the Amendment and SOW and, by its nature, is incomplete.  The Company will file the Services Agreement, the SOW, and the Amendment as exhibits to its Annual Report on Form 10-K for the year ending on December 31, 2014.  All readers are encouraged to read the Services Agreement, SOW and the Amendment when they are filed.  The Company’s filings may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “For Investors — SEC Filings.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: November 12, 2014	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel